                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  [X]
Filed by a party other than the registrant  [  ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          WHITNEY HOLDING CORPORATION
                          ---------------------------
               (Name of Registrant as Specified in Its Charter)

- -------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] $125 per Exchange Act Rule 0-11 (c) (1) (ii), 14a-6(i) (1), or 14a-6(j) (2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
     6(i) (3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- -------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

- -------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

- -------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

- -------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of filing.

(1) Amount previously paid:

- -------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

- -------------------------------------------------------------------------------

(3)  Filing party:

- -------------------------------------------------------------------------------

(4)  Date filed:

- -------------------------------------------------------------------------------
*Set forth the amount on which the filing fee is calculated and state how much it was determined.

[Logo of Whitney          WHITNEY HOLDING CORPORATION
Holding Corporation
appears here]                228 ST. CHARLES AVENUE
                          NEW ORLEANS, LOUISIANA 70130

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

  The Annual Meeting of Shareholders of Whitney Holding Corporation (the "Company") will be held on the eleventh floor, Pan-American Life Center, 601 Poydras Street, New Orleans, Louisiana, on Wednesday, April 27, 1994, at 10:30 a.m. CDT, for the purposes of considering and voting upon:

    1. Election of one director to serve until the 1999 Annual Meeting, or until his successor is elected and qualified.

    2. Ratification of the selection of Arthur Andersen & Co. as independent public accountants to audit the books of the Company and its subsidiaries for 1994.

    3. Proposal to approve the Whitney Holding Corporation Directors' Compensation Plan.

    4. Such other business as may properly come before the meeting or any adjournments thereof.

  The close of business on March 11, 1994 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                          By order of the Board of Directors.

                                          [Signature of Joseph S. Schwertz, Jr.
                                           appears here]

                                          JOSEPH S. SCHWERTZ, JR.
                                          Secretary

New Orleans, Louisiana
March 24, 1994

                             YOUR VOTE IS IMPORTANT

  Whether or not you expect to attend the meeting, please mark, date, sign and promptly return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. You may, of course, later revoke your proxy and vote in person.

[Logo of Whitney          WHITNEY HOLDING CORPORATION
Holding Corporation
appears here]                228 ST. CHARLES AVENUE
                          NEW ORLEANS, LOUISIANA 70130

                               ----------------

                                PROXY STATEMENT

                               ----------------

  The enclosed proxy is solicited by the Board of Directors of Whitney Holding Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on April 27, 1994 and at any adjournments thereof. If properly and timely completed and returned, the proxy will be voted in the manner you specify thereon. If no manner is specified, the proxy will be voted FOR election of the nominee for director hereinafter named, FOR ratification of the selection of Arthur Andersen & Co. as the Company's independent public accountants, and FOR the proposed Directors' Compensation Plan.

  The proxy may be revoked by giving written notice of revocation to the Company's secretary or by filing a properly executed proxy of later date with the secretary at or before the meeting.

  The cost of soliciting proxies will be borne by the Company. Directors, officers and regular employees of the Company and its principal subsidiary, Whitney National Bank (the "Bank"), may solicit proxies by mail, telephone, telecopier and personal interview, but will not receive additional compensation therefor.

  All share and per-share figures in the Proxy Statement give effect to the three-for-two stock splits effective February 22, 1993 and November 29, 1993.

  This proxy statement and related materials will first be mailed to shareholders on or about March 24, 1994.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  Only shareholders of record as of the close of business on March 11, 1994 are entitled to notice of and to vote at the meeting. On that date, 14,458,227 shares of Common Stock (being the Company's only class of authorized stock) were outstanding. Each share is entitled to one vote.

  The following table provides information concerning the only shareholder known by the Company to be the beneficial owner (as determined in accordance with Rule 13d-3 of the Securities and Exchange Commission) of more than 5% of its outstanding stock as of March 1, 1994.

      NAME AND ADDRESS                            SHARES BENEFICIALLY PERCENT OF
      OF BENEFICIAL OWNER                              OWNED(1)         CLASS
      -------------------                         ------------------- ----------
      Estate of William G. Helis,................       986,094          6.82%
       a Louisiana partnership
       912 Whitney Building
       New Orleans, Louisiana 70130

- --------
(1) Includes direct and indirect ownership. Based on Amendment No. 1 to
    Schedule 13D dated December 31, 1990 as filed with the Securities and Exchange Commission. David A. Kerstein, an attorney, has shared voting and investment power with respect to the shares shown by virtue of his status as co-executor, co-administrator and co-trustee for, and under revocable delegations of authority given by, several successions, trusts and natural persons who in the aggregate have a 100% partnership interest, and under a revocable delegation of authority given by the partnership itself. Mr. Kerstein also has shared voting and investment power with respect to 92,475 shares owned by the Succession of William G. Helis, Jr., of which he serves as co-executor. Mr. Kerstein disclaims beneficial ownership of all such shares, which aggregates 7.45% of the Company's outstanding stock.

                             ELECTION OF DIRECTORS

  The Company's charter provides for a classified Board of Directors, composed of not less than five nor more than twenty-five persons, divided into five classes serving staggered five-year terms, with the exact number of directors to be fixed by the Board. By Board resolution, the number of directors has been set at fourteen, of whom one is to be elected this year. The Board nominates Harry J. Blumenthal, Jr. Mr. Blumenthal, who was elected at a prior shareholders' meeting, is nominated to serve until the 1999 Annual Meeting. Should the nominee become unavailable for election, which is not anticipated, proxy holders may in their discretion vote for another nominee recommended by the Board. A director will be elected by a plurality of the votes actually cast.

  The following table includes information furnished by the nominee and directors with regard to their principal occupations for the last five years, directorships of other public companies and beneficial ownership of the Company's outstanding stock as of December 31, 1993, as well as the beneficial ownership of each of the named Executive Officers in the Summary Compensation Table. Ownership shown includes direct and indirect ownership, and, unless otherwise noted, reflects sole investment and voting power with respect to reported holdings.

                                                                               SHARES         PERCENT
                        PRINCIPAL OCCUPATION AND BUSINESS  DIRECTOR  TERM   BENEFICIALLY        OF
NAME AND AGE                        EXPERIENCE              SINCE   EXPIRES   OWNED(1)         CLASS
- ------------            ---------------------------------  -------- ------- ------------      -------

NOMINEE FOR TERM EXPIRING 1999

Harry J. Blumenthal,    President, Blumenthal Print          1993    1994      11,925(2)           *
 Jr., 48 (12)           Works, Inc. (textiles
                        manufacturing)
DIRECTORS WITH CONTINUING TERMS

James M. Cain, 60       Former Vice Chairman, Entergy        1987    1997       2,089              *
 (12)(16)               Corp., (utility holding company)
                        from February 1, 1991 to
                        September 1, 1993; former
                        Chairman of the Board and Chief
                        Executive Officer from 1988 to
                        1993 and former President,
                        Louisiana Power & Light Company
                        (electric utility); Director,
                        President and Chief Executive
                        Officer of New Orleans Public
                        Service Inc. from 1978 to 1991,
                        and remaining a Director to
                        present; Director, Delchamps,
                        Inc.
Robert H. Crosby, Jr.,  Chairman of the Board and Chief      1972    1997      10,201(5)(11)       *
 73                     Executive Officer, Crosby Land &
 (12)(13) (15)          Resources (timberland holdings,
                        oil and gas production)
Richard B. Crowell, 55  Attorney, Crowell & Owens            1983    1997     150,617(6)        1.04
 (16)
William A. Hines, 57    President, Midland Pipe              1986    1996     157,500 (7)       1.09
 (12)                   Corporation (sale of oilfield
                        country tubular goods)
Robert E. Howson, 62    Chairman of the Board and Chief      1989    1995         225              *
 (15)                   Executive Officer of McDermott
                        International, Inc. and of
                        McDermott Incorporated (marine
                        construction services and power
                        generation systems) since 1988.

                                                                                 SHARES         PERCENT
                          PRINCIPAL OCCUPATION AND BUSINESS  DIRECTOR  TERM   BENEFICIALLY        OF
NAME AND AGE                          EXPERIENCE              SINCE   EXPIRES   OWNED(1)         CLASS
- ------------              ---------------------------------  -------- ------- ------------      -------
John J. Kelly, 59         President, Textron Marine Systems    1986    1995       2,328              *
 (12)(16)                 (designs and builds advanced
                          technology vehicles and ships)
E. James Kock, Jr., 65    Former President: Bowie Lumber       1965    1998     204,300(3)(11)    1.41
 (12)(13)                 Associates, Downmans Associates,
                          Jeanerette Lumber & Shingle Co.,
                          Ltd. and White Castle Lumber &
                          Shingle Co., Ltd. (land and
                          timber holdings, and investments)
                          from December, 1965 to December
                          31, 1993.
William L. Marks, 50      Chairman of the Board and Chief      1990    1995     119,091(8)(11)       *
 (14)                     Executive Officer of Whitney
                          National Bank and the Company
                          since February 28, 1990; former
                          Senior Executive Vice President
                          and Regional Executive of AmSouth
                          Bank NA
R. King Milling, 53       President, Whitney National Bank     1979    1998      55,169(4)(11)       *
 (14)                     and the Company
John G. Phillips, 71      Former Chairman of the Board and     1972    1998       3,375              *
 (15)                     Chief Executive Officer, The
                          Louisiana Land and Exploration
                          Company (oil and gas exploration
                          and production) since January 1,
                          1985.
John K. Roberts, Jr., 57  President and Chief Executive        1985    1997     105,600 (9)          *
 (12)(16)                 Officer, Pan-American Life
                          Insurance Company (markets and
                          services life, health and
                          retirement insurance); Director,
                          Pan-American Financial Services,
                          Inc.
W. P. Snyder III, 75      Director, H.J. Heinz Co. and         1965    1996     348,637(10)       2.41
                          President and Director, The
                          Wilpen Group, Inc. (investments)
Warren K. Watters, 66     President, Reilly-Benton Company,    1986    1995       4,950(11)          *
 (12)(13)                 Inc. (fabrication and wholesale
                          distribution of marine and
                          commercial construction
                          materials)
EXECUTIVE OFFICERS
G. Blair Ferguson, 50     Executive Vice President               --      --      12,000 (17)         *
Edward B. Grimball, 49    Executive Vice President and           --      --      30,000(18)          *
                          Chief Financial Officer
Kenneth A. Lawder, Jr.,   Executive Vice President               --      --      30,092(19)          *
 52
All 17 Directors and Executive Officers of
 the Whitney Holding Corporation as a group                                   1,759,592(11)      12.17%

- --------
*  Less than 1%
(1) Ownership shown includes direct and indirect ownership and, unless otherwise noted, also includes sole investment and voting power with respect to reported holdings.

(2) Includes 7,425 shares owned by a member of Mr. Blumenthal's family, of which Mr. Blumenthal disclaims beneficial ownership.
(3) Includes shared voting and investment power with respect to 1,350 shares owned by members of Mr. Kock's family. Also includes 83,700 shares owned by two companies of which Mr. Kock is a director and in which he has a beneficial interest, and 94,500 shares owned by two partnerships of which Mr. Kock is a partner and in which he has a beneficial interest.
(4) Includes shared voting and investment power with respect to 2,768 shares owned by members of Mr. Milling's family. Also includes the following restricted and optioned shares granted pursuant to the Company's Long Term Incentive Program: 11,250 shares of restricted stock; options on 7,537 shares of unissued stock which may be exercised at any time through May 27, 2002 at a price of $13.22 per share; options on 9,000 shares of stock, which may be exercised at any time through June 22, 2003 at a price of $19.42 per share. Also includes 127 shares of stock held for the benefit of Mr. Milling in the Company's 401(k) plan as reported by the trustee of the plan.
(5) Includes 450 shares owned by a member of Mr. Crosby's family and 6,750 shares owned by a partnership of which Mr. Crosby is an officer and a director and in which he has a beneficial interest. Also includes 76 shares owned by investment clubs of which Mr. Crosby and a member of his family are members.
(6) Includes 56,207 shares owned by members of Mr. Crowell's family, of which beneficial ownership is disclaimed.
(7) Includes 13,500 shares owned by a relative of Mr. Hines for whom he holds a power of attorney. Beneficial ownership is disclaimed.
(8) Includes the following restricted and optioned shares granted pursuant to the Company's Long Term Incentive Program: 22,500 shares of restricted stock; options on 7,537 shares of unissued stock which may be exercised at any time through May 27, 2002 at a price of $13.22 per share; options on 15,000 shares of stock, which may be exercised at any time through June 22, 2003 at a price of $19.42 per share. Also includes options on 33,750 shares of stock which may be exercised at any time through February 28, 2000 at a price of $18.11 per share.
(9) Includes shared voting and investment power with respect to 95,550 shares owned by a company having an investment committee of which Mr. Roberts is a member.
(10) Includes shared investment and voting power with respect to 24,705 shares owned by a charitable trust of which Mr. Snyder is one of three co-trustees.
(11) In addition to the ownership indicated, Messrs. Crosby, Kock, Marks, Milling and Watters, as administrators of the Whitney National Bank Retirement Plan and as administrators of the Whitney National Bank Thrift Incentive Plan, have shared investment and voting power with respect to 309,555 shares (2.15%) owned by The Whitney National Bank Pension Trust and 201,938 shares (1.40%) owned by The Whitney National Bank Thrift Incentive Trust, respectively, of which the Bank is trustee. Such shares have been included only once in calculating the beneficial ownership of all officers and directors as a group.
(12) Member of the Bank's Executive Committee.
(13) Member of the Bank's Trust Committee.
(14) Ex officio member of the Bank's Executive and Trust Committees.
(15) Member of the Company's and the Bank's Compensation Committee.
(16) Member of the Bank's Audit Committee.
(17) Includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive Program: (1) 3,000 shares of restricted stock; (2) options on 9,000 shares of stock, which may be exercised at any time through June 22, 2003 at a price of $19.42 per share.
(18) Includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive Program: (1) 7,500 shares of restricted stock; (2) options on 13,500 shares of stock, which may be exercised at any time through May 27, 2002 at a price of $13.22 per share; (3) options on 9,000 shares of unissued stock which may be exercised at any time through June 22, 2003 at a price of $19.42 per share.
(19) Includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive Program: (1) 9,150 shares of restricted stock; (2) options on 11,850 shares of stock, which may be exercised at any time through May 27, 2002 at a price of $13.22 per share; (3) options on 9,000 shares of unissued stock which may be exercised at any time through June 22, 2003 at a price of $19.42 per share. Mr. Lawder's total also includes 91.60 shares held by Mr. Lawder in the Company's 401(k) plan.

                PROPOSAL TO APPROVE DIRECTORS' COMPENSATION PLAN

GENERAL

  On March 23, 1994, the Board of Directors of the Company unanimously adopted the Directors' Compensation Plan (the "Plan") for the purpose of ensuring that each director who is not a common-law employee of the Company or its affiliates (a "Director") acquires and maintains an appropriate equity interest in the Company through ownership of the Company's no par value common stock (the "Common Stock"). In addition, the Plan amends and restates, in its entirety, the Unfunded Plan of Deferred Compensation for Directors of Whitney National Bank which was first adopted as of November 21, 1990. The Plan must be approved by the affirmative vote of a majority of the voting power present or represented at the meeting. Abstentions will be included but broker nonvotes will be excluded in calculating the voting power present or represented at the meeting for purposes of approving the Plan. The following description of the Plan is qualified in its entirety by reference to the full text of the Plan, as set forth in Exhibit A to this Proxy Statement.

  All members of the Board of Directors of the Company, other than common-law employees of the Company or its affiliates, participate in the Plan. As of March 23, 1994, 12 directors were participants in the Plan.

  The Plan provides for (a) the annual award of Common Stock to each Director,
(b) the annual grant of nonqualified stock options to each Director and (c) the voluntary deferral of all or a portion of the fees otherwise payable annually to each Director. Up to 150,000 shares of Common Stock may be issued under the Plan, subject to adjustment in the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock of the Company. Shares of Common Stock subject to options which are cancelled or terminated will again be available for issuance under the Plan. The number of shares of Common Stock subject to issuance pursuant to the Plan represented approximately 1% of the outstanding shares of Common Stock as of March 23, 1994.

  The Plan is administered by the Board of Directors through the Compensation Committee (the "Committee"). The Committee possesses limited authority to interpret the Plan, to establish rules and regulations relating to the Plan, and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Awards under the Plan relating to Common Stock are made pursuant to formulas set forth in the Plan and are not subject to the discretionary administration of the Committee.

  The following table sets forth the benefits to be received by the Directors under the Plan in 1994. Values are based on the mean of the closing bid and asked prices of Common Stock as quoted on the National Association of Securities Dealers Automated Quotation System as of March 22, 1994. The last sales price of Common Stock on March 22, 1994 was $22.00.

                          DIRECTORS' COMPENSATION PLAN

                                                    DOLLAR VALUE
                                                     OF SHARES
                                                     SUBJECT TO  SHARES SUBJECT
           PARTICIPANTS IN PLAN                       TRANSFER     TO OPTIONS
           --------------------                     ------------ --------------
      All Non-Executive Directors of the Company...   $40,050        12,000

FEATURES OF THE PLAN

  STOCK AWARDS. Stock awards consist of the annual transfer by the Company to a Director of 150 shares of Common Stock, without payment, as additional compensation for his services as a member of the Board of Directors of the Company. Shares of Common Stock are transferred annually on the last day of the second calendar quarter (the "Stock Transfer Date") to each Director serving on such date. The shares so transferred may not be sold, transferred, assigned, pledged, mortgaged, or otherwise disposed of for a period of six months and one day after the Stock Transfer Date. The Plan permits Directors to defer the receipt of stock awards in the form of credits representing shares of Common Stock under the same terms and conditions that fees can be deferred, as described below.

  STOCK OPTIONS. Each Director is granted annually, on the Stock Transfer Date, nonqualified stock options to purchase 1,000 shares of Common Stock from the Company. The exercise price for such options is equal to the fair market value of the Common Stock on the date of grant. Options are first exercisable six months and one day from the date of grant and expire ten years from the date of grant. If a Director dies, unexercised stock options will expire one year from the date of death. If cause occurs with respect to any Director, his unexercised options will be immediately forfeited. For this purpose "cause" means that a Director is found guilty, pleads guilty or pleads nolo contendere to any act of fraud or dishonesty against the Company or its affiliates.

  DEFERRAL OF FEES. The Plan permits each Director to elect annually to defer the receipt of all or a portion of the cash fees otherwise payable to him. The amount of such deferred fees is credited to a bookkeeping account maintained by the Company for the benefit of each Director (an "Account"). The Plan permits each Director to allocate, from time to time, amounts credited to his Account among an equity fund, a fixed-income fund, a money-market fund, and credits representing shares of Common Stock. Earnings and losses are periodically credited to each Account based upon such investment allocations; there is no requirement, however, that the Company actually acquire any asset subject to allocation by a Director.

  Benefits under the Plan are distributed as of the date designated by each Director, generally after the date he ceases to serve as a member of the Board of Directors of the Company. Benefits are equal to the amount credited to a Director's Account at the time of distribution. Distributions are made in the form of a single-sum payment or substantially equal annual installment payments over a period not in excess of ten years. Benefits are distributed in cash, except that amounts allocated to credits representing shares of Common Stock are distributed in the form of Common Stock. Any balance in a Director's Account as of the date of his death will be distributed to his designated beneficiaries.

  Although there is no requirement that the Company establish a trust or other mechanism to accumulate the amounts necessary to fund benefits payable under the Plan, the Company anticipates that it will establish a "rabbi" trust for such purpose. Assets held in such trust will be earmarked for the payment of benefits under the Plan, but will remain subject to the claims of the Company's general creditors in the event of the Company's bankruptcy or insolvency.

  Fees previously deferred by a Director under the Unfunded Plan of Deferred Compensation for Directors of Whitney National Bank will be credited to an Account in the Plan, which Account will be subject to the foregoing rules regarding the allocation of gains and losses. Such Accounts will be subject to each Director's previous elections with respect to the time and method of payment.

AMENDMENT OF THE PLAN

  The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment (except for amendments adopted for the purpose of causing the Plan to comply with the requirements of Rule 16 b-3 under the Securities Exchange Act of 1934, as amended, from time to time (the "Act")) or discontinuance may change or impair, without the consent of each Director, the value of such Director's Account maintained under the Plan in connection with the deferral of fees, the previous award of Common Stock or the previous grant of an option. Further, no such amendment (except for amendments adopted for the purpose of causing the Plan to comply with the requirements of Rule 16b-3 under the Act) or discontinuance may, without the consent of the shareholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all Directors under the Plan, (b) change or expand the types of benefits related to Common Stock that may be granted or otherwise made available under the Plan, (c) change the class of persons eligible to receive benefits under the Plan, or (d) materially increase the benefits accruing to Directors under the Plan.

NONTRANSFERABILITY OF AWARDS

  No stock option granted under the Plan will be transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During a Director's lifetime, an option may be exercised only by him or by his guardian or legal representative. Amounts credited to an Account under the Plan are not subject to assignment, transfer, pledge, encumbrance or other disposition prior to distribution from the Plan.

FEDERAL INCOME TAX CONSEQUENCES

  Under existing Federal income tax provisions, the taxation of fees or stock awards deferred under the Plan will be postponed until distribution. At that time, a Director will recognize ordinary income in an amount equal to the benefits distributed, and the Company will be entitled to a deduction equal to the amount the Director is required to treat as ordinary income; provided, however, that the fair market value of Common Stock distributed from a Director's Account will be recognized as ordinary income when the restrictions on the sale of such shares under Section 16 (b) of the Act expires and the Company's deduction with respect to such amount will be deferred until such expiration.

  A Director who receives an award under the Plan consisting of shares of Common Stock will recognize ordinary income when the restrictions on the sale of such shares under Section 16(b) of the Act expire, and the Company will be entitled to a deduction equal to the amount the Director is required to treat as ordinary income.

  A Director will recognize ordinary income measured by the difference between the aggregate exercise price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of these shares as of the date on which the restrictions on sale under Section 16 (b) of the Act expire. The Company will be entitled to a deduction equal to the amount the Director is required to treat as ordinary income for the year in which a Director recognizes the income.

  This summary of federal income tax consequences of deferred fees, stock awards, and nonqualified stock options does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code of 1986, as amended. There also may be state and local income tax consequences applicable to the grant, exercise and sale of stock acquired under the Plan.

RECOMMENDATION OF BOARD OF DIRECTORS

  The Board of Directors believes that approval of the Plan is in the best interests of the Company and its shareholders because it brings the compensation that the Company pays to its directors in line with that paid to directors of other financial institutions of similar size, while at the same time increasing share ownership in the Company by the Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTORS' COMPENSATION PLAN.

                       INFORMATION CONCERNING MANAGEMENT

  BOARD COMMITTEES. The Company has no standing audit committee or other committee performing similar functions. The Company and the Bank have Nominating Committees composed of Messrs. Cain, Kock and Watters. These Nominating Committees, whose functions and operating procedures have not yet been fully delineated, held no meetings during the year. The Company and the Bank also have a Compensation Committee consisting of Messrs. Crosby, Howson and Phillips, as discussed below.

  The Bank has an Audit Committee that functions primarily to evaluate the scope and results of internal audits, discuss with the independent auditors the plan and results of their audit, and review regulatory body reports. The committee, which meets quarterly, is composed of not less than three members who are appointed prior to each meeting. Messrs. Cain, Crowell, Kelly and Roberts served as committee members during 1993.

  During 1993, the Board of Directors of the Company and the Bank each held 12 meetings. All Directors other than Messrs. Kelly and Snyder attended at least 75% of the aggregate number of meetings of the Company's and the Bank's Board of Directors. Each director attended at least 75% of the aggregate number of meetings of the committees (audit, compensation or both) on which he served.

  COMPENSATION OF DIRECTORS. Although the Company did not compensate Directors for attendance at its meetings during 1993, the Bank paid its non-officer directors annual fees of $10,000 and $500 for each day on which the director attended one or more board meetings, executive committee meetings, trust committee meetings, audit committee meetings or compensation committee meetings.

  The Bank has adopted a plan which permits a director to defer payment of fees otherwise payable to him during a calendar year. Deferred amounts are credited to an account in the name of the director, and bear an interest rate equal to the Bank's 180 day certificate of deposit rate in effect on January 1 and July
1. A director may elect to receive the amount either in a lump sum or in up to ten annual installments commencing at a previously determined age or in the calendar year following the year in which he ceases to be a director of the Bank.

                             EXECUTIVE COMPENSATION

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors of Whitney Holding Corporation and Whitney National Bank is responsible for approving the salaries of the Executive Officers who are also directors of the Company as well as reviewing the compensation of the other Executive Officers. The Committee also has the responsibility to perform a more general review of the salaries of other officers, develop and administer executive compensation and benefit plans, and review and approve other employee benefit plans that may be appropriate for the Committee to consider. The Committee is composed of three independent, nonemployee directors, of which one is elected Chairman. In conducting its business, the Committee met five times during 1993.

  Discussions, recommendations, and determinations of the Committee are made on the basis of an assessment of corporate performance and a review of supporting data, banking industry and peer standards, general marketplace data, and regional and national economic considerations. The Committee uses outside, independent benefits and compensation specialists and related outside surveys as the need for such arises.

  The Company's executive compensation program is designed to provide a competitive level of pay that rewards performance as well as enables the Bank to attract and retain qualified senior executives. Base pay is targeted at a level that is competitive with the overall banking industry and a group of peer banks. In addition to base salary, the Executive Officers are participants in the Executive Compensation Plan (an annual incentive plan) and the Long-Term Incentive Program, which were established by the Committee in 1992. Executive agreements addressing issues of change in control were implemented in 1992 and revised in 1993.

  As presented in the Summary Compensation Table, the Committee established the salary of Mr. William L. Marks, Chief Executive Officer of Whitney Holding Corporation and Whitney National Bank, at $500,000 for 1993, an increase of $60,000 annually or 13.6%.

  Executive Compensation Plan. The Executive Compensation Plan, which addresses incentive compensation, was developed to "optimize the profitability and growth of the Corporation and motivate certain officers, executive personnel, and other key employees of the Corporation through the award of compensation based solely on the attainment of stated performance objectives." These performance objectives included a complement of corporate goals that in 1993 were designed to enhance shareholder value as well as enhance the overall financial strength of the Company. These objectives included measurements related to asset quality, profitability, and regulatory compliance. The Chief Executive Officer is measured on the fulfillment of the corporate objectives. Other executive officers as well as other officers participating in the Executive Compensation Plan are measured on a combination of these corporate objectives and individual objectives related to that executive's area of responsibility. All individual objectives in some way relate to achieving the overall corporate goals.

  Incentive compensation awards in 1993 were predicated on the Company reaching a minimum threshold of profitability. Upon attainment of that minimum threshold, the other measurements of performance, as noted in the preceding paragraph, were evaluated and the incentive compensation was computed accordingly. The Committee was responsible for this evaluation of corporate and individual performance and for making any awards under the plan, which included a total of $870,339 awarded to Messrs. Marks, Milling, Ferguson, Grimball and Lawder as participants during fiscal 1993. Of this amount, $366,650 was awarded to Mr. Marks, which represents an amount equal to 73.3% of his salary.

  Long-Term Incentive Program. The Long-Term Incentive Program ("LTIP") was established "to increase shareholder value, to advance the interests of the Corporation, and to attract, retain, and motivate certain officers, executive personnel, and other key employees through the grant or award of stock-based incentive compensation." The LTIP, which was approved by vote of the shareholders of the Company in 1992, is administered by the Compensation Committee which designates the participants and grants any awards under the plan. The incentives available under the LTIP are:

    (1) stock options, which may be either non-statutory stock options or incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended;

    (2) restricted stock, shares of common stock subject to restrictions on transfer, forfeitability provisions or other limitations;

    (3) performance shares, shares of common stock which may be subject to the attainment of specified performance objectives; and

    (4) phantom shares, equity awards which are related to the value of shares of common stock.

  During 1993, awards of stock options and restricted stock were granted to the Chief Executive Officer and to four of the other five Executive Officers, as detailed in the compensation tables shown herein, and certain other officers. In granting these awards, the Committee took particular note of management's progress over the past years toward correcting identified deficiencies, strengthening internal policies and procedures, and restoring corporate profitability. In establishing the level of grants to the Chief Executive Officer, the Committee considered overall compensation data from banking industry sources and peer banks as well as the Committee's assessment of the Chief Executive Officer's current performance and the expectations of his future contributions to the Company's long-term performance goals. These same measures, along with the Chief Executive Officer's recommendations, were applied in awarding grants to the other officers.

  Executive Agreements. The Company and the Bank have entered into separate agreements with Messrs. Marks, Milling, Ferguson, Grimball, Lawder and Joseph
W. May providing for compensation and severance benefits upon the termination of employment under certain circumstances following a change in control of the Company or the Bank.

  Generally, under the agreements, a change in control of the Company or the Bank will be deemed to have occurred if (i) any person acquires or becomes the beneficial owner of more than 20% of the Company's outstanding common stock without the approval of the Company's Board of Directors, (ii) the Federal

Deposit Insurance Corporation or any other regulatory agency takes certain actions in connection with the reorganization or liquidation of the Bank, (iii) the Company or the Bank enters into a merger or consolidation, or sells all or substantially all of the stock or assets of the Bank, without the surviving or acquiring corporation agreeing to assume the obligations of the Company and the Bank under the agreements, or (iv) there is a change in the majority of the members of the Company's Board of Directors.

  Under each agreement, if the Company or the Bank terminates the employment of the officer without cause, or if the officer resigns during the three year period following a change in control as a result of a change or diminution of his duties, responsibilities, title, compensation, working conditions or general status with the Company or the Bank, he will be entitled to special severance benefits including, among other things, a sum equal to 300% of his annual salary, and substantially all of the amounts that are payable to him under the Company's and the Bank's employee and executive benefit plans. The current agreement with Mr. Marks entirely supersedes a prior agreement among the Company, Bank and Mr. Marks covering the same matter.

  Other Responsibilities. The Committee reviews the provisions and scope of other employee benefit plans, such as the Retirement Plan and the Savings Plus Plan (formerly the Thrift Incentive Plan), and recommends to the Board of Directors any changes to such plans that it deems appropriate. (The Retirement Plan and the Savings Plus Plan are discussed elsewhere in this proxy statement.) In addition to the foregoing, the Committee also reviews any other matters with respect to the management of employee incentives, compensation and benefits, and if it believes that action by the Board of Directors may be suitable, the Committee makes recommendations concerning those matters to the Board.

  The Committee believes that the executive compensation policies and programs of the Company serve the best interests of its shareholders and that the combination of a sound base salary program, a competitive short-term incentive plan, and strong long-term incentives provides a foundation for the continued success of the Company.

                                        Compensation Committee of the Board of
                                         Directors
                                        Robert H. Crosby, Jr.
                                        Robert E. Howson
                                        John G. Phillips

                          SUMMARY COMPENSATION TABLE

  The following Summary Compensation Table sets forth information with respect to the Chief Executive Officer and the four most highly compensated Executive Officers of the Company and the Bank whose total annual salary and bonus for the fiscal year ending December 31, 1993 exceeded $100,000:

I. SUMMARY COMPENSATION TABLE

                                                          LONG-TERM COMPENSATION
                           ANNUAL COMPENSATION                  AWARDS(12)
                         ----------------------------- ------------------------------
                                                           RESTRICTED
                                                        STOCK AWARDS(10)
                                                       --------------------
                                                                             OPTIONS
       NAME AND                                                     DOLLAR  NUMBER OF  ALL OTHER
  PRINCIPAL POSITION     YEAR     SALARY     BONUS(11) SHARES(9)    VALUE    SHARES   COMPENSATION
  ------------------     ----    --------    --------- ---------   -------- --------- ------------
William L. Marks.......  1993    $500,000    $366,650    9,000(8)  $174,750  15,000     $ 3,575(5)
 Chairman & Chief        1992     458,333(1)  207,768   13,500(7)   178,500  22,500          --
 Executive Officer       1991     400,000          --       --           --      --          --
R. King Milling........  1993    $375,000    $210,450    4,500(8)  $ 87,375   9,000     $ 3,575(5)
 President               1992     390,625(1)  128,775    6,750(7)    89,250  13,500          --
                         1991     375,000          --       --           --      --          --
Edward B. Grimball.....  1993    $175,000    $ 93,835    3,000(8)  $ 58,250   9,000     $ 2,245(13)
 Executive Vice
  President              1992     156,250(1)   51,510    4,500(7)    59,500  13,500          --
 and Chief Financial
  Officer                1991     125,000          --       --           --      --          --
Kenneth A. Lawder, Jr..  1993    $212,000    $118,974    3,000(8)  $ 58,250   9,000     $ 3,450(14)
 Executive Vice
  President              1992     208,333(1)   68,680    4,500(7)    59,500  13,500      31,000(4)
                         1991(2)       --          --       --           --      --          --
G. Blair Ferguson......  1993(3) $ 75,000    $ 80,430    3,000(8)  $ 58,250   9,000     $44,320(6)
 Executive Vice
  President              1992(3)       --          --       --           --      --          --
                         1991(3)       --          --       --           --      --          --

- --------
(1) The 1992 salaries include 25 semi-monthly pay periods instead of 24 pay periods as in previous and subsequent years.
(2) Mr. Lawder was employed by the Company effective December, 1991.
(3) Mr. Ferguson was employed by the Company effective July, 1993.
(4) This represents relocation and recruitment incentives.
(5) This represents $1,806 in imputed income for group term life insurance and $1,769 in Bank matching contributions under the Savings Plus Plan.
(6) This represents $42,657 in relocation and recruitment incentives, $538 for imputed income for group term life insurance, and $1,125 in Bank matching contributions under the Savings Plus Plan.
(7) Restricted stock vests May 27, 1997 upon completion of certain employment requirements. The grant was awarded May 27, 1992, and is valued at $13.22 per share, the market price on the award date, after giving effect to the three-for-two stock splits effective February 22, 1993 and November 29, 1993.
(8) Restricted stock vests June 22, 1998 upon completion of certain employment requirements. The grant was awarded June 22, 1993 and is valued at $19.42 per share, the market price on the award date, after giving effect to the three-for-two stock split effective November 29, 1993.
(9) The number of shares gives effect to the three-for-two stock splits on February 22, 1993 and November 29, 1993.
(10) The restricted shares shown in the table represent all restricted stock holdings of the named Executive Officers. The dollar values in the table were calculated using the market price of the Company's Common Stock on the date of award. The aggregate value of the restricted stock holdings for each named Executive Officer calculated using the market price of the Company's Common Stock as of December 31, 1993 were as follows: Mr. Marks, $511,875; Mr. Milling, $255,937; Mr. Grimball, $170,625; Mr.
     Lawder, $170,625; and Mr. Ferguson, $68,250. Dividends are paid in full on such restricted shares.
(11) All bonuses have been paid under the Executive Compensation Plan (annual incentive plan).
(12) All awards have been made under the Long-Term Incentive Program.
(13) This represents $932 in imputed income for group term life insurance and $1,313 in Bank matching contributions under the Savings Plus Plan.
(14) This represents $1,860 in imputed income for group term life insurance and $1,590 in Bank matching contributions under the Savings Plus Plan.

II. OPTION GRANTS TABLE(1)

                             OPTION GRANTS IN 1993

                                                                        POTENTIAL REALIZABLE
                                                                       VALUE AT ASSUMED ANNUAL
                                                                        RATES OF STOCK PRICE
                                                                       APPRECIATION FOR OPTION
                                       INDIVIDUAL GRANTS                        TERM
                          -------------------------------------------- ------------------------
                          NUMBER OF  % OF TOTAL
                          SECURITIES  OPTIONS
                          UNDERLYING GRANTED TO EXERCISE OR
                           OPTIONS   EMPLOYEES  BASE PRICE  EXPIRATION
          NAME             GRANTED    IN 1993   (PER SHARE)    DATE        5%           10%
          ----            ---------- ---------- ----------- ---------- -----------  -----------
William L. Marks........    15,000      19.8%     $19.42    6/22/2003     $183,200     $464,000
R. King Milling.........     9,000      11.9%      19.42    6/22/2003      109,900      278,500
Edward B. Grimball......     9,000      11.9%      19.42    6/22/2003      109,900      278,500
Kenneth A. Lawder, Jr...     9,000      11.9%      19.42    6/22/2003      109,900      278,500
G. Blair Ferguson.......     9,000      11.9%      19.42    6/22/2003      109,900      278,500
Named Executive
 Officers' assumed value
 gained as a % of all
 shareholders' gains
  Officers..............                                                   622,800    1,578,000
  Shareholders..........                                               176,443,000  447,140,000
  % of gain pertaining
   to officers' options.                                                      0.35%        0.35%

- --------
(1) All figures in this table give effect to the three-for-two stock splits effective February 22, 1993 and November 29, 1993.

III. OPTION EXERCISES AND YEAR-END VALUE TABLE(1)

         AGGREGATED OPTION EXERCISES IN 1993, AND YEAR-END OPTION VALUE

                                                      NUMBER OF
                                                     SECURITIES         VALUE OF
                                                     UNDERLYING        UNEXERCISED
                                                     UNEXERCISED      IN-THE-MONEY
                                                     OPTIONS AT        OPTIONS AT
                                                  DECEMBER 31, 1993 DECEMBER 31, 1993
                         SHARES ACQUIRED  VALUE   ----------------- -----------------
          NAME             ON EXERCISE   REALIZED  ALL EXERCISABLE   ALL EXERCISABLE
          ----           --------------- -------- ----------------- -----------------
William L. Marks........         --      $    --       56,287           $278,400
R. King Milling.........         --           --       16,538            101,800
Edward B. Grimball......         --           --       22,500            158,600
Kenneth A. Lawder, Jr...      1,650       15,725       20,850            142,900
G. Blair Ferguson.......         --           --        9,000             29,900

- --------
(1) All figures in this table give effect to the three-for-two stock splits effective February 22, 1993 and November 29, 1993.

                               PERFORMANCE GRAPH

  The accompanying graph shows the comparative total economic return, including the reinvestment of cash dividends received and the effects of stock price appreciation or depreciation, of the Common Stock of the Company, of all U.S. common stocks listed on the NASDAQ system, and of the bank stocks of the KBW 50 Total Return Index, a proprietary bank stock index of Keefe, Bruyette & Woods, Inc., which tracks the returns of 50 large banking companies throughout the United States.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                             [Graph Appears Here]


                     Whitney Holding           KBW 50         Nasdaq
                       Corporation             Index       Stock Index
                     ---------------           ------      -----------
1988...............       100                  100             100
1989...............        95.08               118.91          121.06
1990...............        54.56                85.4           103.1
1991...............        51.03               135.17          166.36
1992...............        87.71               172.23          194.13
1993...............       119.99               181.77          209.11


COMPANY PLANS

  The Company's Executive Officers, who are appointed annually, are participants in the Executive Compensation Plan, Long-Term Incentive Program, Retirement Plan and Savings Plus Plan and may elect to participate in the Deferred Compensation Plan. The Executive Compensation Plan and Long-Term Incentive Plan are described above under Executive Compensation.

  Retirement Plan. The Bank in 1964 established a noncontributory, defined benefit retirement plan. The plan, as amended (the "Retirement Plan"), currently covers salaried employees of the Bank who are at least 21 years of age and complete certain requirements while an employee or Director. In general, the monthly benefit payable under the Retirement Plan at normal retirement age is an amount based on final average monthly compensation and years of service at normal retirement age and takes into account the monthly Social Security amount payable under the law in effect at normal retirement age. Final average monthly compensation, which includes bonuses and overtime pay, and also consists of those salaries and incentives of Executive Officers set forth in the Summary Compensation Table, but excludes benefits or Company contributions under employee benefit plans, is calculated by averaging the highest successive five years of compensation during the ten years preceding normal retirement. With certain exceptions, years of service include all periods of continuous service with the Bank by participants in the Retirement Plan. Benefits under the Retirement Plan are fully vested upon the completion of a stated period of service.

  The Retirement Plan was amended and restated in 1993 to, among other things, formally adopt a new benefit formula that complies with the Social Security integration laws and to adopt a new vesting schedule as required under the Tax Reform Act of 1986.

  The maximum annual benefit under the Retirement Plan for 1993 is the lesser of $115,641 (a limitation imposed by the Internal Revenue Code) or 100% of average compensation (highest aggregate earnings averaged over three consecutive years). Effective for plan years beginning after 1988, an employee's annual compensation is limited to a $200,000 base plus adjustments for inflation for qualified plan purposes. This adjusted annual compensation limitation for 1993 is $235,840. In 1984, the Bank adopted an Excess Benefit Retirement Plan to provide the full benefits calculated under the Retirement Plan's formula to the extent that the Internal Revenue Code limits benefits under the Retirement Plan. Because of changes in the Internal Revenue Code, the Excess Benefit Retirement Plan was terminated effective January 1, 1993 with accrued benefits preserved for participants, of whom Mr. Milling was the only participating Executive Officer. The Company intends to replace the Excess Benefit Retirement Plan with another form of supplemental executive retirement plan, the design of which will be formulated in 1994.

  The following table shows the estimated annual benefits payable pursuant only to the qualified Retirement Plan upon retirement at age 65 to persons in specified compensation and years of service classifications thereunder, computed on a straight life annuity basis. The table does not indicate required deductions for Social Security benefits.

                               PENSION PLAN TABLE

HIGHEST SUCCESSIVE                            CREDITED YEARS OF SERVICE
FIVE-YEAR AVERAGE                     ------------------------------------------
RENUMERATION                            15      20       25       30       35
- ------------------                    ------- ------- -------- -------- --------
 $125,000............................ $34,313 $45,750 $ 57,188 $ 68,625 $ 80,086
  150,000............................  41,175  54,900   68,625   82,350   96,075
  175,000............................  48,038  64,050   80,063   96,075  112,088
  200,000............................  54,900  73,200   91,500  109,800  115,641
  225,000............................  61,763  82,350  102,938  115,641  115,641
  235,840............................  64,738  86,317  107,897  115,641  115,641

  Savings Plus Plan. In 1952, the Bank established the Thrift Incentive Plan (a profit sharing plan) which permitted eligible employees with two years of service to become noncontributory participants. The last contribution made by the Bank to the Thrift Incentive Plan was in 1988.

  To the extent that the Internal Revenue Code limited annual allocations to individual participants in the Thrift Incentive Plan, the Bank's Excess Benefit Thrift Plan, adopted in 1984, supplemented the allocation under the Thrift Incentive Plan. Because of changes in the Internal Revenue Code, the Excess Benefit Thrift Plan was terminated effective January 1, 1993. There had been no benefits accrued for any individual in the Excess Benefit Thrift Plan.

  The Thrift Incentive Plan was amended and restated in 1993 to, among other things, comply with the provisions of the Tax Reform Act of 1986 and to activate provisions permitted under Section 401(k) of the Internal Revenue Code. Concurrently, the Thrift Incentive Plan was renamed the Savings Plus Plan. The Savings Plus Plan generally provides that full-time employees of the Bank who have completed one year of service are eligible to participate. Participants may elect to contribute up to 10% of salary, subject to certain limitations, of which the Bank will provide matching contributions up to the first 3% of salary on a dollar for dollar basis. The participants are provided with investment discretion over all contributions and may select from a variety of investment vehicles. In 1993, the amounts contributed by the Bank on behalf of Messrs. Marks, Milling, Grimball, Lawder and Ferguson were $1,769, $1,769, $1,313, $1,590 and $1,125 respectively.

  Deferred Compensation Plan. In 1993, the Company established a non-qualified deferred compensation plan. The Plan permits eligible officers to annually elect to defer up to 25% of base salary and all or part of bonuses paid under the Executive Compensation Plan. The Deferred Compensation Plan also permits rollover of any disallowed employee contributions under the Savings Plus Plan. Participants are permitted to request that the Company invest the deferrals in a limited number of investment options. Deferral elections must be made prior to the calendar year over which the salary or bonus is earned. Commencement of distributions under the Deferred Compensation Plan must generally coincide with retirement or the attainment of retirement age and may take the form of a lump sum payment or a specified payment stream. Deferrals under this plan were not permitted in 1993.

                              CERTAIN TRANSACTIONS

  The Bank has made, and expects to make in the future, loans in the ordinary course of business to directors and officers of the Company and the Bank, members of their immediate families, and their associates. Such loans have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

  Pan-American Life Insurance Company, of which John K. Roberts, Jr., a director of the Company, is President and Chief Executive Officer and a director, was paid $562,689.65 during 1993 for insurance premiums and administrative services rendered to the Company and the Bank.

               COMPLIANCE WITH SECTION 16 (A) OF THE EXCHANGE ACT

  Because Whitney Holding Corporation is a public company, its officers, directors and 10% beneficial shareholders are required to file with the Securities and Exchange Commission periodic reports of changes in their ownership of the Company's stock. Based upon its review of copies of forms and related documents furnished to the Company, management believes that all required filings by all such persons were timely made during 1993.

                                  ACCOUNTANTS

  The shareholders will be asked to ratify the Board's selection of Arthur Andersen & Co. as independent public accountants to audit the books of the Company and its subsidiaries for 1994. The firm has served as the Company's auditors since 1964. Representatives of Arthur Andersen & Co. are expected to be present at the Annual Meeting, with the opportunity to make any statement they desire at that time, and will be available to respond to appropriate questions. If the selection is not ratified, the appointment of other auditors will be considered by the Board.

                             SHAREHOLDER PROPOSALS

  In order for proposals of shareholders to be considered for inclusion in the proxy statement and proxy for the 1995 Annual Meeting of Shareholders, such proposals must be received at the Company's principal executive office no later than November 18, 1994.

                                 OTHER MATTERS

  The matters to be acted on at the Annual Meeting are set forth in the accompanying Notice. The Company knows of no other business to be presented at the meeting, but if other matters requiring a vote are properly presented at the meeting or any adjournments thereof, proxy holders will vote or abstain from voting thereon in accordance with their best judgment.

                                          By order of the Board of Directors.

                                          [Signature of William L. Marks
                                           appears here]

                                          William L. Marks,
                                          Chairman

                                   EXHIBIT A




                          WHITNEY HOLDING CORPORATION

                          DIRECTORS' COMPENSATION PLAN

                          WHITNEY HOLDING CORPORATION
                          DIRECTORS' COMPENSATION PLAN

                                     INDEX

                                                                            PAGE
                                                                            ----
ARTICLE I--DEFINITIONS.....................................................   1
  Affiliate................................................................   1
  Beneficiary..............................................................   1
  Benefit Commencement Date................................................   1
  Deferral Election........................................................   1
  Deferred Benefit Account.................................................   1
  Determination Date.......................................................   1
  Fair Market Value........................................................   1
  Fees.....................................................................   1
  Plan Committee...........................................................   1
  Plan Year................................................................   1
  Schedule A...............................................................   2
  Other Definitions........................................................   2
ARTICLE II--PARTICIPATION..................................................   2
ARTICLE III--COMMON STOCK..................................................   2
  Shares...................................................................   2
  Adjustment...............................................................   2
ARTICLE IV--TRANSFER OF COMMON STOCK.......................................   2
  Time of Transfer.........................................................   2
  Number of Shares.........................................................   2
  Restrictions on Transfer.................................................   3
  Deferral.................................................................   3
ARTICLE V--DEFERRALS.......................................................   3
  Deferrals................................................................   3
  Deferred Benefit Accounts................................................   3
  Investment of Accounts...................................................   3
  Common Stock Credits.....................................................   4
  Valuation of Accounts....................................................   4
ARTICLE VI--PAYMENTS.......................................................   4
  Special Definitions......................................................   4
  Service Benefits.........................................................   4
  Director's Death Before Benefit Commencement Date........................   5
  Director's Death After Benefit Commencement Date.........................   5
  Form of Payment..........................................................   5
  Predecessor Deferred Benefit Account.....................................   5
  Early Payments...........................................................   5
ARTICLE VII--OPTIONS.......................................................   6
  Definitions..............................................................   6
  Provisions Relating to Options...........................................   6
  Early Termination of Options.............................................   6
ARTICLE VIII--ADMINISTRATION...............................................   6

                                                                            PAGE
                                                                            ----
ARTICLE IX--GENERAL PROVISIONS.............................................   6
  Effective Date and Term..................................................   6
  Additional Conditions....................................................   6
  Restrictions on Transfer.................................................   7
ARTICLE X--MISCELLANEOUS...................................................   7
  Termination of Plan......................................................   7
  Inurement................................................................   7
  Amendment................................................................   7
  Transfer of Rights.......................................................   7
  Governing Law............................................................   7
  Funding..................................................................   7

                          WHITNEY HOLDING CORPORATION

                          DIRECTORS' COMPENSATION PLAN

  The purposes of the WHITNEY HOLDING CORPORATION DIRECTORS' COMPENSATION PLAN (the "Plan") are to ensure that each member of the board of directors of Whitney Holding Corporation (the "Corporation") who is not a common-law employee of the Corporation or any affiliate (a "Director") possesses a proprietary interest in the Corporation by transferring, for services rendered as a member of the board of directors of the Corporation, shares of no-par value voting common stock issued by the Corporation (the "Common Stock"), and to provide for the disposition of amounts deferred under the Unfunded Plan of Deferred Compensation for Directors of Whitney National Bank first adopted as of November 21, 1990 (the "Predecessor Plan"), which plan is amended and restated in its entirety as set forth below.

                                   ARTICLE I

                                  DEFINITIONS

  The following words and phrases shall have the meanings and applications set forth below:

  1.1 Affiliate. A corporation with respect to which the Corporation owns (within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended) 50% or more of the total combined voting power of all classes of stock.

  1.2 Beneficiary. The person, persons, entity or entities designated by a Director, in writing on Schedule A, to receive Death Benefits payable under the Plan. If no Beneficiary survives the Director, such benefits shall be payable to the Director's estate, and the estate shall be deemed to be the Beneficiary under this Plan. A Director shall be entitled to amend the designation of a Beneficiary at any time, and any such amendment shall be effective when it is received by the Plan Committee.

  1.3 Benefit Commencement Date. The date on which the payment of a Director's Service Benefit under the Plan is paid or first commences. Such date shall be determined in accordance with Paragraph 6.2 of this Plan.

  1.4 Deferral Election. An Election by a Director to defer Fees or the receipt of Common Stock, which election shall be made in writing in accordance with the provisions of Article V hereof.

  1.5 Deferred Benefit Account. An account maintained on the books of the Corporation with respect to each Director's Deferral Election.

  1.6 Determination Date. The last day of each calendar quarter. Annual Determination Date means December 31st.

  1.7 Fair Market Value. The mean of the closing bid and asked prices of Common Stock as quoted on the NASDAQ National Market Issues as of the date specified herein; if no Common Stock is traded on such date, then the Fair Market Value shall be determined using the mean of the closing bid and asked prices on the date Common Stock last traded on such system.

  1.8 Fees. The aggregate amount payable in cash to a Director by the Corporation for service as a member of the board of directors of such entity or a committee thereof.

  1.9 Plan Committee. The Plan Committee is the administrator of this Plan, the members of which are the members of the Compensation Committee of the Board of Directors of the Whitney Holding Corporation.

  1.10 Plan Year. The twelve-month period beginning each January 1st and ending each December 31st. The first Plan Year of this Plan shall commence as of the Effective Date (as defined herein) and shall end as of December 31, 1994.

  1.11 Schedule A. A written schedule which provides for, among other things, the deferral of Fees, the designation of a Benefit Commencement Date, the election of the form of benefit payment, and the designation of a Beneficiary. The terms of each such Schedule A are incorporated in this Plan by this reference. Any schedule or other form of deferral agreement executed by a Director in accordance with the Predecessor Plan shall be deemed to constitute a Schedule A hereunder.

  1.12 Other Definitions. The terms "Option," "Stock Transfer Date," "Predecessor Deferred Benefit Account," "Tax Adjustment," "Service Benefit," "Death Benefit," "Common Stock Credits," "Adverse Determination," "Cause," and "Effective Date" shall have the respective meanings set forth below.

                                   ARTICLE II

                                 PARTICIPATION

  Directors shall participate in this Plan; unless otherwise set forth herein, such persons shall include past, present or future members of the Plan Committee or of any committee administering any other stock option, stock appreciation, stock bonus or other form of discretionary stock-related compensation plan maintained by the Corporation or any of its Affiliates.

  In addition, each member of the board of directors of an Affiliate who is not a common-law employee of the Corporation or any Affiliate shall participate in this Plan as of the first day of the Plan Year which coincides with or immediately follows the date on which the board of directors of the Corporation acts to cover the members of the board of directors of such Affiliate hereunder.

                                  ARTICLE III

                                  COMMON STOCK

  3.1 Shares. The maximum number of shares of Common Stock which may be issued under the Plan shall be 150,000 shares. Common Stock issued under the Plan may be authorized and unissued shares, previously issued shares reacquired by the Corporation and held as treasury shares, or shares acquired on the open market.

  Shares of Common Stock covered by an Option which expires without exercise shall again be available for issuance hereunder.

  3.2 Adjustment. In the event of a merger, consolidation or reorganization of the Corporation with any other corporation, there shall be substituted for Common Stock then subject to the Plan or an Option granted hereunder the number and kind of shares of stock or other securities to which the holders of Common Stock will be entitled pursuant to the terms of the transaction. In the event of a recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan or an Option granted hereunder shall be adjusted in proportion to the change in outstanding shares of Common Stock.

                                   ARTICLE IV

                            TRANSFER OF COMMON STOCK

  4.1 Time of Transfer. Common Stock shall be transferred to each Director or subject to a Deferral Election by a Director in an amount determined in accordance with Paragraph 4.2 hereof as of each June 30th (the "Stock Transfer Date"), provided the recipient thereof is a Director as of such date.

  4.2 Number of Shares. The number of shares of Common Stock transferred by the Corporation to each Director for receipt or deferral hereunder as of each Stock Transfer Date shall be 150, which amount shall be subject to adjustment, from time to time, as provided in Paragraph 3.2 hereof.

  4.3 Restrictions on Transfer. Common Stock acquired under this Article IV shall not be subject to sale, transfer, assignment, pledge, mortgage or other disposition by a Director for a period of six months and one day after the applicable date of transfer. The restriction imposed under this Paragraph 4.3 shall be evidenced by a written agreement between the Corporation and each Director.

  4.4 Deferral. In lieu of the receipt of Common Stock hereunder, a Director may execute a Deferral Election with respect to such shares. Any such election shall comply with the provisions of Paragraph 5.1 hereof. Common Stock deferred pursuant to such an election shall be allocated to each affected Director's Deferred Benefit Account in the form of Common Stock Credits and shall be subject to the rules otherwise applicable to such accounts and credits.

                                   ARTICLE V

                                   DEFERRALS

  5.1 Deferrals. The Corporation shall defer all or any portion of the Fees otherwise payable to a Director, if specified by such Director on Schedule A. A Director may revoke or modify any such Deferral Election by executing a new Schedule A. Except as provided in this Paragraph 5.1, any such Deferral Election (whether a new election or a revocation or a modification) shall apply solely to Fees payable or Common Stock subject to transfer after the January 1st immediately following the date such election is received and accepted by the Plan Committee.

  During the 30-day period commencing as of the Effective Date, each Director shall be entitled to enter into a Deferral Election. Such Deferral Election shall apply to the deferral of Fees as of the first day of the calendar quarter after the Effective Date and to the deferral of the receipt of Common Stock as of the Stock Transfer Date immediately following the Effective Date. A Deferral Election hereunder shall continue until modified or revoked as provided in this Paragraph 5.1.

  Deferrals under the Predecessor Plan shall cease as of December 31, 1994.

  5.2 Deferred Benefit Accounts. Fees or the receipt of Common Stock deferred pursuant to a Deferral Election shall be credited by the Corporation to a Deferred Benefit Account established for each Director. Such credits shall be made as of each Determination Date.

  A Director's interest in the Predecessor Plan shall be credited to a separate Deferred Benefit Account established hereunder for the benefit of each such Director. Such account shall be called a "Predecessor Deferred Benefit Account."

  Any Deferred Benefit Account established hereunder shall be a bookkeeping entry only. The establishment and maintenance of any such account in accordance with the terms of this Plan shall not be deemed to constitute a trust, create any other form of fiduciary relationship between the Corporation and any Director or Beneficiary or otherwise create, for the benefit of any Director or Beneficiary, an ownership interest in or expectation of any specific asset of the Corporation.

  5.3 Investment of Accounts. Each Director shall direct the manner in which his Deferred Benefit Account, including any Predecessor Deferred Benefit Account, is invested from among:

    a. An equity fund, which fund shall consist primarily of shares of common or preferred stock other than Common Stock or other stock issued by the Corporation or an Affiliate;

    b. A fixed income fund, which fund shall consist primarily of interest-bearing securities issued by the United States government or agencies thereof, or similar quality securities issued by corporations other than the Corporation or an Affiliate, with varying maturity dates;

    c. A money market fund, which fund shall consist primarily of money market instruments issued by financial institutions, corporations, the United States government and agencies or instrumentalities thereof; or

    d. Credits representing shares of Common Stock ("Common Stock Credits"). The number of shares of Common Stock deferred under Paragraph 4.5 hereof shall be deemed to constitute Common Stock Credits hereunder.

Such instructions shall be solely for the purpose of determining credits to be made to each Director's Deferred Benefit Account in accordance with Paragraph
5.5 hereof. There shall be no requirement that the Corporation acquire any asset in connection with such instructions.

  The Plan Committee shall adopt uniform procedures governing the investment of each Director's Deferred Benefit Account, including, without limitation, (a) the increments in which investment specifications shall be expressed, (b) the times at which changes can be made, (c) distinctions between the investment of prospective deferrals and existing balances, and (d) such other procedures as the Plan Committee may determine are reasonably necessary or appropriate; provided, however, that amounts invested in Common Stock Credits shall not be subject to any change or modification. Investment instructions hereunder shall be made on Schedule A and shall be subject to any additional terms and conditions set forth therein.

  5.4 Common Stock Credits. The number of Common Stock Credits allocated to a Director's Deferred Benefit Account in accordance with Paragraph 5.3 shall be based upon the Fair Market Value of Common Stock as of each applicable Determination Date. An amount equal to dividends payable with respect to Common Stock represented by the Common Stock Credits allocated to a Director's Deferred Benefit Account shall be credited to such account, in the form of additional Common Stock Credits. The amount of such credits shall be based upon the Fair Market Value of Common Stock as of the dividend payment date. Any stock dividend, stock split, or other recapitalization shall be reflected in the Common Stock Credits made to a Director's Deferred Benefit Account.

  Common Stock Credits to a Director's Deferred Benefit Account shall not entitle such Director to exercise the rights of a stockholder of the Corporation.

  5.5 Valuation of Accounts. As of each Determination Date, any gain or loss attributable to each Deferred Benefit Account, any charge or expense to be paid by any Director, and any distributions or withdrawals, all determined since the immediately preceding Determination Date, shall be allocated or charged against each Director's account. For this purpose, gain or loss shall be computed as if each such account was actually invested in accordance with the instructions of each Director.

                                   ARTICLE VI

                                    PAYMENTS

  6.1 Special Definitions. For purposes of this Article VI, the term Service Benefit means a benefit payable to a Director in accordance with Paragraph 6.2 hereof. The term Death Benefit shall mean a benefit payable in accordance with Paragraph 6.3 or 6.4 hereof; such benefit shall be payable in lieu of, and not in addition to, any Service Benefit otherwise payable under the Plan.

  6.2 Service Benefits. A Director's Service Benefit shall be paid as follows:

    a. Time of Payment. A Director's Service Benefit shall be payable as of such Director's Benefit Commencement Date which shall be the first day of the seventh calendar month following the date designated by the Director on Schedule A.

    b. Amount. A Director's Service Benefit shall equal the amount credited to such Director's Deferred Benefit Account, determined as of the last day of the calendar month immediately preceding such Director's Benefit Commencement Date.

    c. Method of Distribution. A Service Benefit hereunder shall be payable in accordance with the Director's election on Schedule A, either in the form of (i) a single-sum payment, or (ii) substantially equal annual installments over a period designated by the Director not in excess of ten years. Each Director shall designate the method of payment on Schedule A as of the initial date on which Fees or Common Stock are deferred hereunder, and such designation shall be irrevocable.

    d. Special Rules for Installment Payments. If a Director elects installment payments in accordance with Paragraph 6.2c hereof, such installment payments shall be made annually, as of the Director's Benefit Commencement Date and each anniversary thereof. Pending distribution, amounts held in such Director's Deferred Benefit Account shall continue to be credited with interest or earnings in accordance with Paragraph 5.5 hereof.

  6.3 Director's Death Before Benefit Commencement Date. If a Director dies before his Benefit Commencement Date, a "Death Benefit" shall be distributed to his Beneficiary as follows:

     a. Amount. The amount of the Death Benefit shall equal the amount of such Director's Deferred Benefit Account, determined as of the last day of the calendar month preceding the date of distribution.

    b. Form. A Death Benefit payable under this Paragraph 6.3 shall automatically be distributed to the Director's Beneficiary in the form of a single-sum payment.

    c. Time of Payments. A Death Benefit payable hereunder shall be distributed as of the first day of the seventh calendar month following the date of the Director's death.

  6.4 Director's Death After Benefit Commencement Date. If a Director dies after his Benefit Commencement Date, the balance of his Deferred Benefit Account, if any, shall be distributed as a Death Benefit hereunder to his Beneficiary in accordance with the manner of distribution in effect as of the date of the Director's death.

  6.5 Form of Payment. Notwithstanding any provision of Article VI to the contrary, if any portion of a Director's Deferred Benefit Account is allocated to Common Stock Credits, such amount shall be distributed in the form of Common Stock, with cash distributed in lieu of any fractional share based upon Fair Market Value as of the date of distribution.

  6.6 Predecessor Deferred Benefit Account. Amounts credited to a Predecessor Deferred Benefit Account shall be distributed in accordance with the applicable elections made under the Predecessor Plan.

  6.7 Early Payments. Notwithstanding any provision of this Plan to the contrary, the Plan Committee shall direct the trustee of any trust established pursuant to Paragraph 10.6 hereof, to distribute to any Director (or Beneficiary) in the form of an immediate single-sum payment all or any portion of the amount then credited to a Director's affected Deferred Benefit Account or Accounts, as the case may be, if an Adverse Determination is made with respect to such Director. For this purpose, the term "ADVERSE DETERMINATION" shall mean that, based upon Federal tax or revenue law, a published or private letter ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of the Treasury, a decision by a court of competent jurisdiction, a closing agreement made under Section 7121 of the Code that is approved by the Internal Revenue Service and involves such Director of a determination of counsel, a Director has or will recognize income for Federal income tax purposes with respect to any amount that is or will be payable under this Plan before it is otherwise to be paid hereunder.

  Notwithstanding the provisions of this Paragraph 6.7, any payment on account of an adverse determination shall be made in accordance with an opinion of counsel that such payment complies with any restrictions or limitations imposed under applicable Federal or state securities laws.

                                  ARTICLE VII

                                    OPTIONS

  7.1 Definitions. The term "Option" shall mean the right to purchase shares of Common Stock from the Corporation. Options granted hereunder shall be nonqualified stock options. All such Options shall comply with the provisions of Section 7.2 hereof.

  7.2 Provisions Relating to Options. Options shall be granted to each Director hereunder, subject to the following terms and conditions:

    a. Date of Grant. Options hereunder shall be granted annually as of each Stock Transfer Date, provided the recipient thereof is a Director as of such date.

    b. Option Price. The price of any Options granted hereunder shall equal the Fair Market Value of Common Stock, determined as of the date of grant.

    c. Amount. The number of shares of Common Stock subject to each Option grant hereunder shall equal 1,000 shares, which amount shall be subject to adjustment as provided in Paragraph 3.2 hereof.

    d. Exercise. Except as provided in Paragraph 7.3, options granted hereunder shall be exercisable six months and one day from the date of grant and shall expire ten years from the date of grant.

    e. Agreement. Options granted hereunder shall be evidenced by a written agreement between the Plan Committee and each Director.

  7.3 Early Termination of Options. Notwithstanding the provisions of Paragraph 7.2d to the contrary, if a Director dies while in office, any Options granted hereunder shall expire one year from the date of death. Futher, if a Cause occurs with respect to any Director, Options granted hereunder which are unexercised as of the occurrence of such Cause shall be forfeited. For this purpose "Cause" means that a Director is found guilty by a court of competent jurisdiction, pleads guilty or pleads nolo contendere to any act of fraud or dishonesty against the Corporation or its Affiliates.

                                  ARTICLE VIII

                                 ADMINISTRATION

  The Plan Committee shall have the power and authority to interpret the Plan, to establish rules and regulations relating to the Plan, and to make any other determination which it believes necessary or desirable in connection with the administration of the Plan. Decisions by the Plan Committee concerning matters relating to the Plan shall be final and conclusive on the Corporation, its Affiliates and all Directors and Beneficiaries hereunder.

                                   ARTICLE IX

                               GENERAL PROVISIONS

  9.1 Effective Date and Term. Except as to amounts attributable to the Predecessor Plan, this Plan shall become effective (the "Effective Date") upon its approval by the affirmative vote of the holders of a majority of the Common Stock of the Corporation at a meeting of its stockholders. No Common Stock shall be transferred, Common Stock Credits allocated to any Deferred Benefit Account, or Options granted, prior to the Effective Date.

  Unless earlier terminated under Paragraph 10.1 hereof, the Plan shall remain in effect until the earlier of the date on which (a) all shares of Common Stock subject to the Plan have been issued hereunder, or (b) ten years from the Effective Date.

  9.2 Additional Conditions. Notwithstanding any provision of the Plan to the contrary:

    a. The Corporation may, at the time of the issuance of shares of Common Stock, require a Director to deliver to the Corporation a written representation of present intent to hold or acquire shares of Common Stock solely for the account of the Director for investment purposes and not for distribution; and

    b. If at any time the Corporation determines, in its sole discretion, that (i) the listing, registration or qualification (or any updating of any such document) of shares of Common Stock is necessary on any securities exchange or under any federal or state securities or blue sky law, or (ii) the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, issuance of shares of Common Stock, such shares shall not be issued unless such listing, registration, qualification, consent or approval is effected or obtained free of any conditions not acceptable to the Corporation.

  9.3 Restrictions on Transfer. Notwithstanding any provision of this Plan to the contrary, Common Stock acquired by a Director (or a Beneficiary) hereunder shall not be subject to transfer, sale, assignment, pledge or other encumbrance for a period of two years after distribution from the Plan, and such stock shall bear such legends or otherwise be subject to such agreements as the Corporation may reasonably require to evidence such restriction. Notwithstanding the foregoing, the Corporation may permit the earlier transfer or other disposition of Common Stock distributed hereunder upon receipt of an opinion of counsel in a form satisfactory to the Corporation or upon the registration of the Common Stock subject to the Plan.

                                   ARTICLE X

                                 MISCELLANEOUS

  10.1 Termination of Plan. The Board of Directors of the Corporation, upon written notice to all Directors and the Plan Committee, shall have the right, at any time, to terminate this Plan. Such termination shall become effective when authorized by the Board of Directors of the Whitney Holding Corporation and when written notice is given to all Directors.

  In the event of any such termination, the deferral of Fees hereunder shall immediately cease. Each Director shall receive the value of his Deferred Benefit Account as of the Determination Date which is at least six months after the date of termination. Such distribution shall be made in the form of an immediate single-sum payment, and amounts allocated to Common Stock Credits shall be distributed in the form of Common Stock, with cash distributed in lieu of a fractional share.

  10.2 Inurement. This Plan shall be binding upon and shall inure to the benefit of the Corporation and each Director hereto and their respective heirs, executors, administrators, successors and assigns.

  10.3 Amendment. The Board of Directors of the Corporation may amend the Plan at any time to cause the Plan to comply with the requirements of Rule 16 b-3 of the Securities Exchange Act of 1934, as amended. Otherwise, no amendment or discontinuance by the Board of Directors shall change, impair or adversely affect shares of Common Stock previously transferred to any Director without such Director's prior consent. Further, no such amendment shall (a) increase the maximum number of shares of Common Stock which may be issued to all or any Director under the Plan, (b) change or expand the types of benefits under the Plan, (c) change the class of persons eligible to receive benefits under the Plan, or (d) materially increase the benefits accruing to Directors under the Plan, without the consent of the shareholders of the Corporation.

  10.4 Transfer of Rights. No interest or expectancy in the Plan, including the anticipation of the transfer of Common Stock in accordance with Article IV hereof, shall be subject to transfer, pledge or assignment, other than by will or the laws of descent and distribution and in accordance with the terms of the Plan, and the Corporation shall not recognize any such assignment, pledge or transfer. During a Director's lifetime, Common Stock shall be transferred only to a Director (or guardian or legal representative of such Director).

  10.5 Governing Law. This Plan is governed by the laws of the State of Louisiana, in all respects, including matters of construction, validity and performance.

  10.6 Funding. The Corporation may, in its discretion, establish a trust in connection with the adoption of this Plan. Each year during the continuance of this Plan, the Corporation may contribute amounts to such trust in order to fund its obligations hereunder.

  The property comprising the assets of any such trust shall, at all times, remain the property of such trust. The trustee of any such trust shall distribute the assets comprising such trust in accordance with the provisions of this Plan and the trust agreement, as instructed by the Plan Committee, but in no event shall such trustee distribute the assets of any such trust to or for the benefit of the Corporation, except as provided in any applicable trust agreement.

  No Director (or any Beneficiary) shall have any right to, or claim under or against, the assets held in trust to help defray the cost incurred in providing benefits under this Plan. Any such property shall be, and remain, a general, unpledged asset of the Employer or the trust, as the case may be.

  EXECUTED this 23 day of March, 1994, in multiple counterparts, each of which shall be deemed an original.

                                          WHITNEY HOLDING CORPORATION

   WHITNEY HOLDING CORPORATION               SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints Lloyd J. Abadie, Richard C. Hart
P and George J. Mayer, and each of them, proxies with full power of P substitution, to represent and to vote all shares of Common Stock
R of Whitney Holding Corporation which the undersigned is entitled R to vote at the Annual Meeting of Shareholders of said corporation
O to be held on April 27, 1994 or any adjournments thereof (1) as O hereinafter specified upon the proposals listed below and (2) in
X their discretion upon such other business as may properly come X before the meeting.
Y                                                                       Y

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE FOLLOWING PROPOSALS:

    1. Election of one director to serve until the 1999 Annual
       Meeting, or until his successor is elected and qualified.

     For the nominee listed          Withhold
     below (except as                authority to
     indicated to the                votefor the
     contrary below)     [_]         nominee listed
                                     below          [_]

     Term expiring 1999: Harry J. Blumenthal, Jr.

    (INSTRUCTION: To withhold authority to vote for the nominee, write the nominee's name on the line below.)

    ------------------------------------------------------------

    2. Ratification of the selection of Arthur Andersen & Co., as independent public accountants for 1994.

            FOR[_]              AGAINST[_]             ABSTAIN[_]

                   (Continued And To Be Signed On Other Side)

       3. Proposal to approve the Whitney Holding Corporation
          Directors' Compensation Plan.


               FOR[_]              AGAINST[_]             ABSTAIN[_]

P    WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN        P
     THE MANNER SPECIFIED THEREON. IF NO MANNER IS SPECIFIED, THE PROXY
R    WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.                                R

O                                             Date _______________, 1994.    O

X                                             ___________________________    X
                                              SIGNATURE OF SHAREHOLDER
Y                                             NOTE: Please sign as your      Y
                                              name appears hereon. If
                                              shares are held by joint
                                              tenants, both should sign.
                                              When signing as attorney,
                                              executor, administrator,
                                              trustee or guardian,
                                              please give your full ti-
                                              tle as such. If a corpora-
                                              tion, please sign in full
                                              corporate name by autho-
                                              rized officer. If a part-
                                              nership, please sign in
                                              full partnership name by
                                              authorized person.